EXHIBIT 32.3

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO § 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2007, for Public Service Company of New Mexico (“Company”), as filed with the Securities and Exchange Commission on May 10, 2007 (“Report”), I, Jeffry E. Sterba, Chairman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2007	By:	/s/Jeffry E. Sterba
Jeffry E. Sterba
Chairman, President and
Chief Executive Officer
Public Service Company of New Mexico